Form 8-K/A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 5

The undersigned registrant hereby amends its Current Report on Form 8-K dated May 26, 1994, which was filed with the Securities and Exchange Commission on May 26, 1994. The Financial Statements of Real Estate Properties Acquired and Exhibit (Consents of experts) was revised to include the report and related consent of the other auditors.

ITEM 7.       Financial Statements, Pro forma Financial Information and Exhibits

         (a)  Financial Statements of Real Estate Properties Acquired
         (b)  Pro forma Financial Information
         (c)  Exhibits
                       (23)     Consents of experts

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNITED DOMINION REALTY TRUST, INC.
                                                           (Registrant)



                                                          /s/ Jerry A Davis
                                                          Jerry A. Davis
                                                          Vice President and
                                                          Corporate Controller





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Report of Independent Auditors

To the Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of rental operations of Clover Financial Partnership Properties, as defined in Notes 1 and 2, for the year ended December 31, 1993. This combined statement is the responsibility of the management of Clover Financial Partnership Properties. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of rental operations was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on a Current Report on form 8-K of United Dominion Realty Trust, Inc. As described in Note 2 and is not intended to be a complete presentation of the gross income and direct operating expenses of Clover Financial Partnership Properties.

In our opinion, based on our audit the combined statement of rental operations presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of the Clover Financial Partnership Properties described in Note 1 for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

/s/ D'Amico, Caglioti & Co.
D'Amico, Caglioti & Co.
May 19, 1994

                     CLOVER FINANCIAL PARTNERSHIP PROPERTIES
                     COMBINED STATEMENT OF RENTAL OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

REVENUES FROM RENTAL PROPERTY                                 $        5,638,277

RENTAL PROPERTY EXPENSES
         Real Estate Taxes                   $        411,453
         Repairs and Maintenance                      892,660
         Utilities, Water & Sewer                     489,126
         Property Management Fees                     231,889
         Other Operating Expenses                   1,022,281

TOTAL RENTAL PROPERTY EXPENSES                                         3,047,409

INCOME FROM RENTAL OPERATIONS                                 $        2,590,868






















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                                       3
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                     CLOVER FINANCIAL PARTNERSHIP PROPERTIES
              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

1.       BASIS OF PRESENTATION
The Clover Financial Partnership Properties consist of residential apartment communities together with the existing leases and property management agreements. The assets that comprise the Properties have been held as investments of Partnerships affiliated with the Clover Financial Corp. throughout the year ended December 31, 1993. The accompanying financial statement presents the results of the combined rental operations of only the properties listed below as a single entity. The residential apartment communities included in this financial statement are as follows;

Apartment Community             Location                         # of Units
- - -------------------             --------                         ----------
Crossroads I, II and III        Columbia, South Carolina            622
Overlook                        Greenville, South Carolina          237
Park I and II                   Columbia, South Carolina            292
Hunting Ridge                   Greenville, South Carolina          152

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition
The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest are not reflected in the statement of rental operations, as required by rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance
Repairs and Maintenance costs were expenses as incurred, while significant improvements, renovations and replacements were not reflected in the statement of rental operations.

3.       PROPERTY MANAGEMENT FEES
Property management services were provided through affiliates of Clover Financial Corporation. Fees for such services vary by apartment community, as defined in the applicable management agreements. Property management fees for the year ended December 31, 1993 are summarized as follows:

Apartment Community               % Gross Receipts                Amount
- - -------------------               ----------------                ------
Crossroads I, II and III                   4%             $       124,111
Overlook                                   4%                      35,530
Park I and II                              4%                      44,987
Hunting Ridge                              5%                      27,261
                                                                   ------

         Total                                            $       231,889
         -----                                                    =======


4.       OTHER OPERATING EXPENSES
General and administrative overhead expenses not associated with the direct operations of the Properties were not reflected in the combined statement of rental operations.

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                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion realty Trust, Inc.


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated May 19, 1994 with respect to the Statement of Rental Operations of the Clover Financial Partnership Properties for the year ended December 31, 1993, included in this Form 8-K dated May 26, 1994.



/s/ D'Amico, Caglioti & Co.
D'Amico, Caglioti & Co.
February 26, 1996